UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 30, 2016

8point3 Energy Partners LP

(Exact name of registrant as specified in its charter)

Delaware	1-37447	47-3298142
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

77 Rio Robles San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (408) 240-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Kern Phase 2(a) Acquisition and Amendment to Purchase, Sale and Contribution Agreement

As previously disclosed, on January 26, 2016, 8point3 Operating Company, LLC (“OpCo”), a wholly-owned subsidiary of 8point3 Energy Partners LP (the “Partnership”), entered into a Purchase, Sale and Contribution Agreement (as amended on September 28, 2016, the “Kern Purchase Agreement”) with SunPower Corporation (“SunPower”), pursuant to which OpCo agreed to purchase (the “Kern Acquisition”) a photovoltaic solar generating project with an aggregate nameplate capacity of up to 21 MWac located in Kern County, CA and which consists or will consist of solar generation systems attached to fixed-tilt carports located at 27 school sites in the Kern High School District (the “Kern Project”). Ownership and cash flows of the Kern Project are subject to a tax equity financing arrangement with an affiliate of Wells Fargo & Company.

On November 30, 2016, the parties thereto entered into the Second Amendment to Purchase, Sale and Contribution Agreement (the “Kern Second Amendment”), pursuant to which the parties amended the Kern Purchase Agreement to reflect the division of the third phase of the Kern Acquisition into two closings. Pursuant to the Kern Second Amendment, the Kern Acquisition will be effectuated in the following four phases:

(i) on January 26, 2016, simultaneously with the execution of the Kern Purchase Agreement, 8point3 OpCo Holdings, LLC, a wholly-owned subsidiary of OpCo (“OpCo Holdings”), acquired 100% of the class B limited liability company interests of SunPower Commercial II Class B, LLC (“Kern Holdco”), which indirectly holds the Phase 1(a) assets as of such date;

(ii) on September 9, 2016, OpCo caused OpCo Holdings to make a contribution of capital to Kern Holdco, which was used to acquire the Phase 1(b) assets from a SunPower subsidiary;

(iii) on November 30, 2016, OpCo caused OpCo Holdings to make a contribution of capital to Kern Holdco, which was used to acquire the Phase 2(a) assets from a SunPower subsidiary (the “Phase 2(a) Acquisition”); and

(iv) at a future closing date, which is expected to occur in the fiscal quarter ending February 28, 2017, OpCo will cause OpCo Holdings to make an additional contribution of capital to Kern Holdco, which will be used to acquire the Phase 2(b) assets from a SunPower subsidiary.

As previously disclosed, OpCo will pay an aggregate purchase price of up to $36.6 million in cash for the interest it acquires in the Kern Project, of which OpCo paid approximately $4.9 million on January 27, 2016 in connection with the closing of the first phase on January 26, 2016, approximately $9.2 million on September 9, 2016 in connection with the closing of the second phase on September 9, 2016 and approximately $8.4 million on November 30, 2016 in connection with the closing of the third phase on November 30, 2016.  OpCo will pay the remaining balance of the purchase price at the closing of the fourth phase based upon the MWac of the assets in such phase.

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All other material terms and conditions of the Kern Purchase Agreement were unchanged.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Kern Second Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment No. 4 to Omnibus Agreement

On November 30, 2016, in connection with the Phase 2(a) Acquisition, the Partnership entered into Amendment No. 4 to Amended and Restated Omnibus Agreement (the “Kern Phase 2(a) Omnibus Amendment”) with the Partnership’s general partner, 8point3 General Partner, LLC (the “General Partner”), 8point3 Holding Company, LLC (“Holdings”), First Solar, Inc. (“First Solar”), SunPower and OpCo. The Kern Phase 2(a) Omnibus Amendment amends the schedules to the parties’ existing Amended and Restated Omnibus Agreement dated April 6, 2016, as amended (the “Amended and Restated Omnibus Agreement”), to include the solar systems held indirectly by Kern Holdco at the closing of the Phase 2(a) Acquisition for all purposes.

All other material terms and conditions of the Amended and Restated Omnibus Agreement were unchanged.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Kern Phase 2(a) Omnibus Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Stateline Acquisition and Amendment No. 5 to Omnibus Agreement

As previously disclosed, on November 11, 2016, OpCo entered into a Purchase and Sale Agreement (the “Stateline Purchase Agreement”) with First Solar and First Solar Asset Management, LLC, a wholly-owned subsidiary of First Solar (“Seller”), to acquire a 34% interest in a substantially completed, 300 MW photovoltaic solar generating facility located in San Bernardino, California (the “Stateline Project”) for aggregate consideration of $329.5 million (the “Stateline Acquisition”). A subsidiary of Southern Company owns the other 66% interest in the Stateline Project and controls the governing board of the project.

Consideration for the Stateline Acquisition was comprised of (i) a cash payment by OpCo to Seller of approximately $272.8 million at closing, (ii) the delivery of a promissory note of OpCo to Seller in the principal amount of $50.0 million (the “Note”) and (iii) a deferred cash payment of approximately $6.7 million to be paid by OpCo to Seller on December 31, 2016.

In connection with the closing of the Stateline Acquisition on December 1, 2016, the Partnership entered into Amendment No. 5 to Amended and Restated Omnibus Agreement (the “Stateline Omnibus Amendment”) with the General Partner, Holdings, First Solar, SunPower and OpCo. The Stateline Omnibus Amendment amends the schedules to the Amended and Restated Omnibus Agreement to include the Stateline Project for all purposes.

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All other material terms and conditions of the Amended and Restated Omnibus Agreement were unchanged.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Stateline Omnibus Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Promissory Note

In connection with the closing of the Stateline Acquisition on December 1, 2016, OpCo issued the Note to Seller in the principal amount of $50.0 million. The Note is unsecured and matures on the date that is six months after the maturity date under OpCo’s existing credit agreement. Interest will accrue at a rate of four percent (4%) per annum, except it will accrue at a rate of six percent (6%) per annum (i) upon the occurrence and during the continuation of a specified event of default and (ii) in respect of amounts accrued as payments-in-kind pursuant to the terms of the Note.  OpCo is not permitted to prepay the Note without the consent of certain lenders under its existing credit agreement (except for certain mandatory prepayments).

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Note, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Kern Phase 2(a) Acquisition

On November 30, 2016, OpCo completed the Phase 2(a) Acquisition pursuant to the terms of the Kern Purchase Agreement, as amended by the Kern PSA Amendment. OpCo funded 100% of the purchase price for the Phase 2(a) Acquisition with cash on hand. The description of the Phase 2(a) Acquisition included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

The terms of the Phase 2(a) Acquisition were approved by the board of directors (the “Board”) of the General Partner and by the conflicts committee of the Board, which consists entirely of independent directors (the “Conflicts Committee”). The Conflicts Committee engaged an independent financial advisor and legal counsel to assist in evaluating the Kern Acquisition.

SunPower owns 8,778,190 common units and 20,104,885 subordinated units in OpCo, representing a 36.5% economic interest in OpCo. In addition, SunPower owns 28,883,075 Class B shares in the Partnership. SunPower also owns a 50% interest in Holdings, which holds all the incentive distribution rights in OpCo and is the sole member of the General Partner.

Stateline Acquisition

On December 1, 2016, OpCo completed the Stateline Acquisition pursuant to the terms of the Stateline Purchase Agreement. OpCo funded the Stateline Acquisition with a combination of cash on hand, the Note and borrowings under OpCo’s existing credit facility. The description

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of the Stateline Acquisition included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

The terms of the Stateline Acquisition were approved by the Board and by the Conflicts Committee. The Conflicts Committee engaged an independent financial advisor and legal counsel to assist in evaluating the Stateline Acquisition.

First Solar owns 6,721,810 common units and 15,395,115 subordinated units in OpCo, representing a 28.0% economic interest in OpCo. In addition, First Solar owns 22,116,925 Class B shares in the Partnership. First Solar also owns a 50% interest in Holdings, which holds all the incentive distribution rights in OpCo and is the sole member of the General Partner.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Note included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

To the extent financial statements are required by this item, they will be filed with the SEC by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

To the extent pro forma financial information is required by this item, it will be filed with the SEC by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

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(d)	Exhibits.

Number	Description

2.1	Second Amendment to Purchase, Sale and Contribution Agreement dated November 30, 2016, by and between SunPower Corporation and 8point3 Operating Company, LLC.

10.1

Amendment No. 4 to Amended and Restated Omnibus Agreement dated November 30, 2016, by and among 8point3 Operating Company, LLC, 8point3 General Partner, LLC, 8point3 Holding Company, LLC, 8point3 Energy Partners LP, First Solar, Inc. and SunPower Corporation.

10.2

Amendment No. 5 to Amended and Restated Omnibus Agreement dated December 1, 2016, by and among 8point3 Operating Company, LLC, 8point3 General Partner, LLC, 8point3 Holding Company, LLC, 8point3 Energy Partners LP, First Solar, Inc. and SunPower Corporation.

10.3	Promissory Note dated December 1, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

8POINT3 ENERGY PARTNERS LP

By:	8point3 General Partner, LLC,
its general partner

By:	/s/ Jason E. Dymbort
Jason E. Dymbort
General Counsel

Date: December 5, 2016

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INDEX TO EXHIBITS

Number	Description

2.1	Second Amendment to Purchase, Sale and Contribution Agreement dated November 30, 2016, by and between SunPower Corporation and 8point3 Operating Company, LLC.

10.1

Amendment No. 4 to Amended and Restated Omnibus Agreement dated November 30, 2016, by and among 8point3 Operating Company, LLC, 8point3 General Partner, LLC, 8point3 Holding Company, LLC, 8point3 Energy Partners LP, First Solar, Inc. and SunPower Corporation.

10.2

Amendment No. 5 to Amended and Restated Omnibus Agreement dated December 1, 2016, by and among 8point3 Operating Company, LLC, 8point3 General Partner, LLC, 8point3 Holding Company, LLC, 8point3 Energy Partners LP, First Solar, Inc. and SunPower Corporation.

10.3	Promissory Note dated December 1, 2016.

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